COMMITMENTS	6 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS	COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2023	December 31, 2022
Commitments related to purchases of raw materials and energy	13,181	11,668
Guarantees, pledges and other collateral	8,675	8,470
Capital expenditure commitments	3,204	2,930
Other commitments	1,522	1,533
Total	26,582	24,601
Commitments related to purchases of raw materials and energy
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Commitments related to purchases of raw materials and energy included commitments given to associates for 1,610 and 1,661 as of June 30, 2023 and December 31, 2022, respectively. Purchase commitments given to associates included 649 and 691 as of June 30, 2023 and December 31, 2022, respectively, related to the gas supply agreement signed with Kryvyi Rih Industrial Gas. They also included 827 and 797 as of June 30, 2023 and December 31, 2022 with respect to gas purchases from Alkat. Purchase commitments included commitments given to joint ventures for 927 and 988 as of June 30, 2023 and December 31, 2022, respectively. Purchase commitments given to joint ventures included 393 and 424 related to Tameh and 428 and 442 related to Enerfos as of June 30, 2023 and December 31, 2022, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 191 and 181 as of June 30, 2023 and December 31, 2022, respectively. Additionally, guarantees of 12 and 12 were given on behalf of associates and guarantees of 4,778 and 4,383 were given on behalf of joint ventures as of June 30, 2023 and December 31, 2022, respectively.
Guarantees given on behalf of joint ventures included 454 and 354 for the guarantees issued on behalf of Calvert, 180 and 178 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") and 365 and 341 in relation to outstanding lease liabilities for vessels operated by Global Chartering Ltd as of June 30, 2023 and December 31, 2022, respectively. Guarantees given on behalf of joint ventures also included 3,354 and 3,088 as of June 30, 2023 and December 31, 2022 corresponding to ArcelorMittal's 60% guarantee of the debt under term loan agreements entered into by the AMNS India joint venture with various Japanese banks.
As of June 30, 2023, pledges and other collateral mainly relate to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 152 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 98. Pledges of property, plant and equipment were 70 and 98 as of June 30, 2023 and December 31, 2022, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 365 and 375 commitments given on behalf of associates as of June 30, 2023 and December 31, 2022, respectively, and 416 and 598 commitments given on behalf of joint ventures as of June 30, 2023 and December 31, 2022, respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with respect to purchases of property, plant and equipment including in context of expansion and improvement projects.
Capital expenditure commitments include 543 and 340 at June 30, 2023 and December 31, 2022, respectively, relating to ArcelorMittal Liberia Ltd in connection with Phase 2 expansion project that envisages the construction of 15 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Capital expenditure commitments include 394 at June 30, 2023 and December 31, 2022, respectively, relating to ArcelorMittal Dofasco (Canada) mainly with respect to the construction of DRI – EAF facilities in the framework of the plant's decarbonization project.
Capital expenditure commitments also include 131 and 182 at June 30, 2023 and December 31, 2022, respectively, in connection with the construction of facilities to produce 4.5 million tonnes per annum of DRI quality pellet feed at the iron ore Serra Azul mine (Brazil).
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of June 30, 2023 and December 31, 2022, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 94 and 115, respectively. The non-compliance with ECA would lead to fines amounting to a maximum of 21 and 19 as of June 30, 2023 and December 31, 2022, respectively. On November 19, 2021, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB"), ArcelorMittal Brasil committed to carry out capital expenditures at the Monlevade site to complete the expansion project by the second half of 2026. As of June 30, 2023 and December 31, 2022, commitments related to this project were 448 and 420, respectively.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 237 and 368 as of June 30, 2023 and December 31, 2022, respectively, and mainly related to natural gas and electricity.
Other
On July 6, 2023, the Luxembourg Parliament approved the law enabling the State of the Grand-Duchy of Luxembourg to exercise the right (following an agreement signed between ArcelorMittal, the Fonds d'Urbanisation et d'Aménagement du Plateau de Kirchberg and the State of the Grand-Duchy of Luxembourg on December 20, 2022) to acquire 50% of ArcelorMittal's future new headquarters and related right-of-use of land in the Kirchberg district of the city of Luxembourg. The acquisition price is based on construction cost. The right is exercisable before December 20, 2023.